Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.5363%



        Excess Protection Level
          3 Month Average  5.29%
          November, 1998  5.66%
          October, 1998  5.91%
          September, 1998  4.32%


        Cash Yield                                  17.96%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.35%


        Over 35 Day Delinquency                     5.37%


        Seller's Interest                           9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,787,462,952.91